Investor Presentation February 2008 .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis .... while enhancing earnings growth, shareholder value, and stability ... by broadening technology, market, and geographic reach Exhibit 99.1

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Four segments ... with operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials - Major Business Units Alloy Be Products TMI Other WAM East 0.31 0.06 0.07 0.02 0.54 West North Williams Advanced Materials PVD Targets Optical Coatings Refining Electronic Packaging 54% Alloy (Cu based Be and Ni Alloys) Electronic Connectors Industrial Components 31% Be Products Defense/Aerospace Specialty Commercial Products 6% TMI (Specialty Clad and Plated Strip) Automotive Connectors Telecommunications Consumer electronics 7% Other 2% Q-4 2007 Revenue Be and Be Composites Specialty Engineered Alloys Advanced Material Technologies and Services Engineered Material Systems

Brush Engineered Materials ... core competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Constantly looking ahead to realign product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common approach to markets and culture across our operating companies

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.6 million at 12/31/07 Market Cap: Approximately $750 million at 12/31/07 Component of: S&P Super Composite 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: $951 million @ 12/31/07 Diluted EPS: $2.59 for 2007 which includes a litigation settlement, lower of cost or market charges, loss on sale of a small business and a gain on the sale of low cost ruthenium purchased in 2006, or $1.79 excluding the above items Debt to Total 9% at 12/31/07 Capitalization: Overview

Fourth Quarter 2007 Recap Quarterly Revenue Up $28.4 million or 14% compared to fourth quarter 2006 The ninth consecutive quarter of double digit sales growth Metal prices accounted for approximately 7% of the sales increase and organic growth was 7% International sales 46% of the total EPS Earnings per share of $0.60 diluted includes $0.25 per share for a litigation settlement and a lower of cost or market inventory charge compared to $1.48 diluted for the fourth quarter of 2006 which includes a non-cash benefit of $1.04 per share related to the reversal of a deferred tax valuation allowance. Absent the above, the Company earned $0.44 in the fourth quarter 2006 compared to $0.35 in 2007

2007 Recap Record sales of $951 million, up 25% over 2006 Earnings per share of $2.59 compares to prior year's $2.45 Earnings per share of $1.79* compares to prior year's $1.38 excluding items that should not repeat Sales growth, adjusting for metal price increased 20% A new annual sales high, even after adjusting for metal price inflation Twentieth consecutive quarter of sales growth Operating profit was 6.4% of sales (excluding the benefit of non-recurring charges and metal price inflation) compared to 5.7% in 2006 * $1.79 excludes a litigation settlement, lower of cost or market charges, the loss on the sale of a small business and the gain on the sale of low cost ruthenium purchased in 2006

2008 Outlook Sales growth rate in 2008 in double digits Continued strength expected in data storage, particularly magnetic media, oil and gas, heavy equipment, and aerospace With the potential for EPS to be as much as 30% greater than the 2007 operating run rate of $1.79 per share* ($1.80 to $2.30) * $1.79 excludes a litigation settlement, lower of cost or market charges, the loss on the sale of a small business and the gain on the sale of low cost ruthenium purchased in 2006

Strong conditions in key markets driving solid sales and earnings growth Strong sales growth driven by Broad based demand increase and new products Added sales from acquisitions Higher metal prices Consumer electronics a primary factor Portable devices, such as cell phones Hard disk drives/data storage Gaming devices Industrial products growth another important factor Oil and gas Heavy equipment Aerospace

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting profitable growth applications in growing markets Advancing the World's Technologies

Global Leader in High Performance Engineered Materials YTD Q4 2007 Revenue by Market Medical Other Telecommunications Magnetic & Data Storage Industrial Components Aerospace & Defense Automotive Appliance 0.05 0.06 0.4 0.23 0.07 0.07 0.07 0.05 Other Appliance Aerospace & Defense Industrial Components Data Storage Automotive Telecommunication & Computer Markets growing > GDP Medical

Typical End Uses Data Storage Industrial products for Oil & Gas and Mining Medical Devices Cellular phones, i-Pods and other wireless communication devices Notebook computers and network servers Electronic components in cars and trucks Commercial Aerospace Defense

Applications - Cell Phones I/O Connector Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Battery Contacts (Alloy): Brush 60 Alloy 25/190/290 Internal Antenna Contacts (Alloy): Brush 60/17410 Alloy 25/190/290 Grounding Clips and Audio Jacks (Alloy): Brush 60 Alloy 25/190/290 Micro Mezzanine Connectors for LCD Screen (Alloy): Brush 60 Internal Electronics (WAM): Thin Film Materials - Power amplifiers, SAW and BAW devices, filters, and IC's Frame Lid Assemblies for SAW Thin Film Material for backlight applications using LED technology Shield Cleaning Other Cell Phone Applications: Circuit Board and IC Inspection (Electrofusion/ Be Products): PF-60 Be; IF-1 Be; AlBeMet 162 RoHS Compliance Assurance (Electrofusion): PF-60 Be; IF-1 Be

WAM Thin film materials for both the read/write head and disc platter. Chamber Services complement materials offering. Applications - Hard Disk Drives Example - Hard Disk Drive PMR Material Stack TMI Disk drive arm clad material (Al/ss) Applications growing into many commercial and mobile electronic products.

Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25 ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25 ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Ruder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications: Baggage Inspection (Electrofusion): PF-60 Be Nondestructive Evaluation (Cracked Component Detection) (Electrofusion): PF-60 Be

Applications - Oil & Gas Under Water Wellhead Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Directional Drilling Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Drill Bits (Alloy): Brush Alloy 25 ToughMet(r) 3 Structural Rig Components (Alloy): ToughMet(r) 3 Wellhead Control Equipment (Alloy): Brush Alloy 25 ToughMet(r) 3 Other Oil & Gas Applications: Elemental Analysis (Electrofusion): PF-60 Be; IF-1 Be Down Hole X-Ray Inspection (Electrofusion): PS-200 Be

Applications - Medical Cardiac Rhythm Management (TMI): Electronic Interconnects/Components Niobium/Titanium Electron Bean Weld Insulin Pump (Alloy): EMI Shielding Electrical Terminals in Connectors Mechanical Chips Connector Systems for equipotential grounding Seizure Control (WAM/TFT): Thin Film Deposition Implantable Electrode - Parkinson's disease (R&D) Vision (WAM/TFT): Ocular Implantable Hybrid Circuit External Glucose Analysis (WAM/TFT/Techni-Met): Thin Film Materials - One-time use Refining & Recycling - Metal recovery services Implantable Glucose Analysis (WAM/TFT): Thin Film Coatings - Electrode Monitoring device Dental X-Ray (Electrofusion): PS-200 Be X-Ray Mammography (Electrofusion): IS-50M Be Other Medical Applications: CT Scan (Electrofusion): PF-60 Be; PS-200 Be Bone X-Ray (Electrofusion): PF-60 Be Ultrasonic Scalpels (Be Products): S-200F Be Advanced Drug Delivery Components (TMI): Clad Stainless Hypodermic Components (TMI): Multigauge Stainless Diagnostic Electronic Components (TMI): Gold Plating Anesthesia Monitoring Components (TMI): Gold Plating Biopsy Instruments (TMI): Stainless Electron Weld Beam Cauterizing Electronic Scalpel (TMI): Clad Stainless

Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries Q-4 2007 International sales were 46% and growing at a faster rate than domestic sales Act globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

BEM - Targeting Growth Applications in Growing Markets Mobile Telecommunications Build Schedule for Boeing/Airbus O&G - Rotary Rig Count Disk Drive Head Demand 04' 05' 06' 07' 08' 09' 10' 11' LMR Shipments 305 378 360 312 135 0 0 0 PMR Shipments 90 208 540 875 1010 1150

AMTS Corporate Thin Film Products Electronic Packaging Products Advanced Material Technologies and Services Business Structure Today and Evolving Thin Film Services Fab Services Specialty Inorganic Materials Wheatfield, NY Ireland Czech Republic Brewster, NY Buffalo, NY Buffalo, NY Singapore Philippines Windsor, CT* Buellton, CA Buffalo, NY Milwaukee, WI Suzhou, China Additional Service Operations: Taiwan, Suzhou, Ireland, Singapore, California Operating Locations *acquired 2-4-08

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Specialty inorganic chemicals Strong end use markets Data storage Wireless/handsets semiconductor Optical media Optics Industry leading service and support Global sales and applications support "Best-in-class" response times Growing business in chamber services Low-cost operations in Singapore, Taiwan and the Philippines New offices in Korea, Japan, Shanghai, Czech Republic

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications. Under bump metallization

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments. Solder preforms and clad materials

New Product and Technology Development Magnetic Media and Head Materials Under Bump Metallization (UBM) for Flip Chip FCCL Materials Wireless and Photonics Visi-Lid(tm) - A transparent lid for New Photonics applications Expanded refining/chamber services supporting the thin film materials business Silver Alloys for HD-DVD and Blue Ray Disc manufacturing Solar Panel Thin Film Materials MEMS and Photovoltaic Packaging Materials Nanotechnology Materials

Physical Vapor Deposition (PVD) Process

World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network Also, new High Be Pebbles Plant underway with DOD Title III funding

Strip Alloy Applications (strength, conductivity, spring characteristics ... typically 1% to 2% Beryllium) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads Reliability and Miniaturization

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity ... typically 1% to 2% Beryllium) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Toughmet(r) - a new unique solution for the most challenging wear and load conditions Oil & Gas...deeper drilling...tougher conditions Rotary steering drills Sour well drilling and completion tools Sub-sea control valves Blow-out preventions Heavy equipment ... larger equipment ... critical uptime Heavily loaded bushings in mining and construction On highway drive trains Heavy pumps On highway opportunities Aero ... larger planes ... tougher conditions Landing gear, wheels, and brakes Airframe attachments Fluid power systems Boeing 777, 787; Airbus 380, 350 Military Confidence Weight Reduction Uptime Replacing bronze, stainless, and nickel alloys ... strength, lubricity, and wear resistance

Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

Technical Materials, Inc. - solving customers' problems with engineered strip metals Mill Products Specialty cladding and inlay Electron beam welding of dissimilar materials Profiling shapes by milling and/or grinding Close tolerance rolling Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies Automotive, Telecom/Computer, Medical, Energy Disk Drive Arms Automotive Control Components Specialty Electronic Connectors

BEM - Execution Initiatives Profitable organic growth through new products, applications, and services Close collaboration with customers Expansion of international base and sales Broaden markets and technology Leverage above through "smart" acquisitions No let up in manufacturing excellence ... Lean Sigma process Increasing shareholder value Having the ability and passion to thrive on change !!!

2000 2001 2002 2003 2004 2005 2006 2007 564 473 373 401 496 541 763 951 Annual Revenue: Historical Our diversification and value creation initiatives are leading to strong growth in revenue and profitability Growth % 24% -16% -21% +8% +24% +9% +41% +25% Telecom Crash

Our ongoing shareholder value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting profitable niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions, fast accretion Margin Improvement Lean Sigma-driven operating efficiency improvement New higher value add products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean Sigma-driven factory utilization gains

Strategic Highlights Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche oriented product offerings Acquisitions adding to growth and earnings Focus on operational excellence paying dividends Strong cash flow Strong balance sheet provides liquidity to support growth

Brush Engineered Materials - Material Solutions for the World's Leading Companies